Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: January 2013

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	(X)	( )	( )
2. Comparative Balance Sheet.	(X)	( )	( )
3. Statement of Cash Receipts and Disbursements.	(X)	( )	( )
4. Statement of Aged Receivables.	(X)	( )	( )
5. Statement of Aged Payables.	(X)	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	(X)	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: February 15, 2013
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
	10/28/10-10/31/10	November 30, 2010	December 31, 2010	January 31, 2011	February 29, 2011	March 31, 2011	April 30, 2011	May 31, 2011	June 30, 2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	July 31, 2011	August 31, 2011	September 30, 2011	October 31, 2011	November 30, 2011	December 31, 2011	January 31, 2012	February 29, 2012	March 31, 2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$557	$2,264	$—	$13	$—	$3,924	$4	$3,193	$1
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116	$2,629
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$10,753	$12,808	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$130

Total Expenses	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810	$5,260

Net Income (Loss)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)	$(5,260)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	April 30, 2012	May 31, 2012	June 30, 2012	July 31, 2012	August 31, 2012	September 30, 2012	October 31, 2012	November 30, 2012	December 31, 2012	January 31, 2013
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$10	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$—	$1,962	$2	$—	$—	$3,087	$—	$—	$—	$2,206
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$3,632	$2,212	$2,607	$3,176	$2,294	$2,255	$3,279	$8,213	$2,597	$3,388
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$84,375	$14,923	$13,808	$4,032	$1,488	$15,037	$3,316	$1,583
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$6,132	$6,675	$89,484	$20,599	$18,602	$11,874	$7,267	$25,750	$8,413	$9,677

Net Income (Loss)	$(6,132)	$(6,675)	$(89,484)	$(20,599)	$(18,602)	$(11,874)	$(7,267)	$(25,741)	$(8,413)	$(9,677)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,979

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)	$(40,381,493)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012	3/31/2012	4/30/2012
Assets
Current Assets
Cash	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable					$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614	$47,412,063	$47,412,061

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)	$(293,942,486)	$(293,948,618)

Total Owner Equity	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)	$(40,460,014)	$(40,466,146)

Total Liabilities and Equity	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	5/31/2012	6/30/2012	7/31/2012	8/31/2012	9/30/2012	10/31/2012	11/30/2012	12/31/2012	1/31/2013
Assets
Current Assets
Cash	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085	$5,335,017	$5,327,314
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085	$5,335,017	$5,327,314

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927	$6,758,859	$6,751,156

Liabilities
Postpetition Liabilities:
Accounts Payable	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151	$20,495	$22,468
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151	$20,495	$22,468

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,412,354	$47,448,590	$47,463,500	$47,477,308	$47,481,889	$47,482,828	$47,502,315	$47,413,659	$47,415,632

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,955,293)	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)	$(294,103,119)	$(294,128,859)	$(294,137,272)	$(294,146,949)

Total Owner Equity	$(40,472,821)	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)	$(40,620,647)	$(40,646,387)	$(40,654,800)	$(40,664,477)

Total Liabilities and Equity	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927	$6,758,859	$6,751,156

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: January 31, 2013

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$5,335,017.13
		$—
		$—

Total Cash Receipts		$5,335,017.13

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: January 31, 2013

Cash Disbursements

Date	Check No.	Payee	Description	Amount

1/10/2013	1242	US Trustee	Quarterly Trustee Payment	$975.00
1/31/2013	1243	Patrick J Rusnak	Payroll for October through January	$1,046.65	*
1/31/2013	1244	Shelly L Krasselt	Payroll for October through January	$768.97	*
1/31/2013	1245	J. Frank Armijo	January Retainer Board of Director Fee	$500.00	*
1/31/2013	1246	Kay C. Carnes	January Retainer Board of Director Fee	$500.00	*
1/31/2013	1247	Craig D. Eerkes	January Retainer Board of Director Fee	$500.00	*
1/31/2013	1248	Donald H. Swartz	January Retainer Board of Director Fee	$500.00	*
1/31/2013	1249	P. Mike Taylor	January Retainer Board of Director Fee	$500.00	*
1/31/2013	1250	Integrity Business Services	Bookkeeping Services	$255.88	*
1/31/2013	1251	IST Shareholder Services	Transfer Agent fees-January/out-of-pocket for December	$1,641.13	*
1/31/2013	1252	RR Donnelley	EDGAR Prep and transmission	$516.00	*

Total Cash Disbursements				$7,703.63

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,327,313.50

*	Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount

		ACCOUNT NUMBER 100605591
3169-0.56-37286N11.n01 1 of 1 A
		STATEMENT DATE
AMERICANWEST BANCORPORATION		Jan 31, 2013
ATTN: SHELLY KRASSELT
110 S FERRALL		Pg 1 of 1
SPOKANE WA 99202	3169

Effective March 1, 2013 currency deposited greater than $5,000 or currency disbursed greater than $5,000 per statement cycle will be subject to service charge at a rate of $. 15 per $ 100.

Small Business Free Checking
01/01/2013 Beginning Balance			5,335,517.13
0 Deposits/Other Credits		+	.00
2 Checks/Other Debits		–	1,475.00
01/31/2013 Ending Balance	31 Days in Statement Period		5,334,042.13

Checks listed in numerical order; (*) indicates gap in sequence

Check	Date	Amount	Check	Date	Amount
1240	01/02	500.00	1242*	01/30	975.00

Daily Ending Balance

01/01	5,335,517.13	01/02	5,335,017.13	01/30	5,334,042.13

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending January 31, 2013

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$ —	$—	$—	$—	$—

Postpetition
$ —	$—	$—	$—	$—

Totals
$ —	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending January 31, 2013

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
	Foster Pepper	$4,898.50	$1,583.00	$3,315.50	$—	$—
	Morrison Foerster	$4,179.78	$—	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$—	$—	$—	$13,000.00
	Taxing authorities for payroll taxes withheld and accrued	$389.99	$389.99	$—	$—	$—

	Totals	$22,468.27	$1,972.99	$3,315.50	$—	$17,179.78

	Accounts Payable Reconciliation
	Opening Balance	$20,495.28
	Total New Indebtedness Incurred this Month	$1,972.99

	Balance	$22,468.27

	Amount paid on Prior Accounts Payable	$—

	Closing Balance	$22,468.27

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: January 31, 2013

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

As part of the dispute between the competing plans of Holdco and the Debtor, the Debtor, the Committee and Holdco entered into a mediation agreement. The mediation was approved by Bankruptcy Judge Williams and is being handled by Federal Judge Michael Hogan and Ford Elsaesser, Esq. Matters regarding confirmation of the Holdco Plan and approval of its disclosure statement are held in abeyance during the mediation. Mediation has commenced and the mediators are expected to issue a decision in early February, 2013.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE

FICA	$311.76	$—	N/A	$—
Withholding	$66.00	$—	N/A	$—
Unemployment	$12.23	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$1,047
Shelly L. Krasselt	Controller	Services Performed	$769

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	12/12/2012	$362,213	$4,899
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—	12/12/2012	$6,150	$—
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $1,583.00; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$1,816